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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------


               Date of Report (Date of earliest event reported):



                                DECEMBER 21, 1998



                          CAMBRIDGE NEUROSCIENCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19193                      13-3319074
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                           --------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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ITEM 5 - OTHER EVENTS

         On December 21, 1998, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that it has entered into an agreement with Bayer Corporation to develop the Company's recombinant Glial Growth Factor 2 ("GGF2") for the treatment of neurodegenerative diseases such as Multiple Sclerosis. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.9 hereto.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               99.9   The Company's News Release dated December 21, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CAMBRIDGE NEUROSCIENCE, INC.



Date: December 30, 1998                   /s/ Harry W. Wilcox, III
                                          -------------------------------------
                                          Harry W. Wilcox, III
                                          President and Chief Executive Officer





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                                  EXHIBIT INDEX



Exhibit
Sequential
Number              Description
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99.9                The Company's News Release dated December 21, 1998.












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